ConAgra Foods®

STEAMS FRESH
HEALTHY CHOICE
Cafe Steamers
PAM
Natural

REINVENTING

Lehman Bros. Back-To-School Consumer Conference September 6, 2007 Exhibit 99.1

Top Line Initiatives:  Today’s Panel
•
Dean Hollis
•
President & Chief Operating Officer,
Consumer Foods & International
•
Doug Knudsen
•
President, Sales
•
Al Bolles, Ph.D.
•
Executive Vice President, Research,
Quality & Innovation

Note on Forward-Looking Statements
This presentation contains forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. Readers of this presentation should understand that these statements are not guarantees of performance or results. Many factors could affect the company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things, future economic circumstances, industry conditions, the company’s ability to execute its operating and restructuring plans, availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, the ultimate impact of the recent product recall, access to capital, actions of governments and regulatory factors affecting the company's businesses and other risks described in the company’s reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this presentation, which speak only as of the date made.
This presentation includes certain "non-GAAP" financial measures as defined by SEC rules.
As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures and presented in accordance with Generally Accepted
Accounting Principles located in the appendix of this presentation.

The NEW ConAgra Foods A true operating company that delivers sustainable, profitable growth.

Our Vision company growing by nourishing lives and finding a better way today …one bite at a time!

“Must Do’s”
1.
Rewire…to unleash a better way
2.
Attack Cost Structure and Enhance Margins…
to fund growth
3.
Optimize the Portfolio…to drive return on investment
4.
Innovate…to achieve sustainable growth
5.
Exceed Customer and Consumer Expectations…
to deliver the promise
6.
Nourish Our People…to build a winning culture

“Must Do’s” –
Significant Progress in Fiscal 2007
1.
Rewire…to unleash a better way
2.
Attack Cost Structure and Enhance Margins…
to fund growth
3.
Optimize the Portfolio…to drive return on investment
4.
Innovate…to achieve sustainable growth
5.
Exceed Customer and Consumer Expectations…
to deliver the promise
6.
Nourish Our People…to build a winning culture

“Must Do’s” – Focus Areas for Fiscal 2008
1.
Rewire…to unleash a better way
2.
Attack Cost Structure and Enhance Margins…
to fund growth
3.
Optimize the Portfolio…to drive return on investment
4.
Innovate…to achieve sustainable growth
5.
Exceed Customer and Consumer Expectations…
to deliver the promise
6.
Nourish Our People…to build a winning culture

Main Elements of Top Line Growth Initiatives
•
Grow the Core
More and Better Marketing, Channel Expansion
•
Manage the Mix
Brand Prioritization, Gold Store Initiative
•
Add More
Innovation Pipeline Started Summer ’07

Grow the Core
•
~$100 Million Increase in A&P for ‘07
- Increased by a third
- At FYE, ~6% Sales
- Effectiveness Factor
•
Focused On Core Equities Such As:
Chef Boyardee Marie Callender’s
Hebrew National Slim Jim
Orville Redenbacher’s Healthy Choice
Fiscal 2007
Domestic Sales
+ 5%
as a Group
0%
1%
2%
3%
4%
5%
6%
2005 2006 2007
Consumer A&P as a % Sales

Grow the Core
Superior Marketing / Excellent Execution
• Insight:
“Consumers Don’t Know Kosher”
• Advertising Effectiveness Index:
Achieved 237 vs. Standard of 130
• Gold Store Distribution
Grew from 4.5% to 28%
Sales +8% in Fiscal 2007

ConAgra Foods:  Manage the Mix
•
Brand Segmentation
–
“Priority Investment” vs. “Enabler”
–
“Enabler” brands used for leverage
–
Priority Investment +4%*, Enabler +7%*
Q4 Sales 2007 (ongoing business)
•
Gold Store Initiative
–
Drive Categories
–
Shelf Placement
–
Assortment / Mix
75%
25%
Priority Investment Brands
Enabler Brands
*Please refer to Appendix for Reg G reconciliation

Manage the Mix – Gold Store Update
19% Increase During Fiscal 2007
6.9%
9.5%
29.1%
5.5%
5.2%
2.3%
8.8%
1.7%
43.3%
23.7%
37.2%
26.4%
26.0%
11.5%
14.2%
6.1%
0.9%
5.0%
18.9%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
Total CAG Canned Pasta Liquid Eggs Cooking Spray Canned
Tomatoes
Hot Dogs Whipped
Topping
Sloppy Joe
Sauce
Microwave
Popcorn
Meat Snacks
FY07 End
FY07 Start
25.8%
All categories increased distribution; 80% exceeded goals
52.8% 52.8%
42.7%
31.6%
28.3%
20.3%
19.2%
6.1%
2.3%

HEALTHY CHOICE
Café Steamers
Chicken
HEALTHY CHOICE
Panini
Hunt's
Diced
Orville Redenbacher's
Natural
Chef Boyardee
Mac & Cheese
Hunt's
Zesty & Spicy
PAM
Orville Redenbacher's
SMART POP!
HEALTHY CHOICE
Italian Wedding
HEALTHY CHOICE
Swiss Miss
Mousse Delights
Chocolate Decadence
Fleischmann's

ConAgra Foods

TECHNOLOGY CATEGORIES TRENDS BRANDS Add More = Innovation Quality, Health & Wellness, Convenience

NEW! Steams Fresh in Your Microwave
HEALTHY CHOICE
Cafe Steamers
Beef
Merlot
Beef Steak & Red Skin Potatoes With Vegetables, Merlot Wine Sauce
KEEP FROZEN, COOK THOROUGHLY

NEW! Steams Fresh in Your Microwave
HEALTHY CHOICE
Cafe Steamers
Cajun Style
Chicken
& Shrimp
Chicken Breast & Shrimp With Rice & Vegetables in Cajun Style Sauce
KEEP FROZEN, COOK THOROUGHLY

ConAgra Foods

Healthy Choice Steamers Insights & Elements Steaming = “Fresh & Healthy” Patented Tray One Step, Less Time

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HEALTHY CHOICE
NEW!
Philly Cheese Steak
Panini
HEALTHY CHOICE
NEW!
Smoked Chicken
Panini
GRILLS
HEALTHY CHOICE
NEW!
Chicken Basil
Panini
Café Selections
KEEP FROZEN, COOK THOROUGHLY
NOT FOR RETAIL SALE
HEALTHY CHOICE
NEW!
Tomato Basil & Mozzarella
Panini
GRILLS
Café Selections
KEEP FROZEN, COOK THOROUGHLY
NOT FOR RETAIL SALE

ConAgra Foods

Healthy Choice Panini’s Insights & Elements Whole Grain Crispy Bread Protein Content Patented Tray

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New!
Orville Redenbacher's
Natural
10 Mini Bags
Buttery Salt & Cracked Pepper
Buttery Garlic
4 Mini Bags
Buttery
3 PACK
Simply Salted
Simply Salted 50% LESS FAT

ConAgra Foods

Orville Redenbacher’s Naturals Insights & Elements Gourmet Flavors All Natural One Step Convenience

NEW!
Chef BOYARDEE
Mac & Cheese!
NEW and IMPROVED!
Chef BOYARDEE
Mac & Cheese!
NEW!
Chef BOYARDEE
Mac & Cheese!

ConAgra Foods

Chef Boyardee Mac & Cheese Insights & Elements 91% Overlap Between Chef Users and Mac & Cheese Category Real Cheese, Calcium Convenient

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Main Elements of Top Line Growth Initiatives
•
Grow the Core
More and Better Marketing, Channel Expansion
•
Manage the Mix
Brand Prioritization, Gold Store Initiative
•
Add More
Innovation Pipeline Started Summer ’07

one ConAgra Foods®
HEALTHY CHOICE
Marie Callender's
Chicken
White Meat Chicken
slim jim
original
snap into a slim
Reddi wip
Let the fun out
ORIGINAL
Hunt's
Snack Pack
Triples
Chocolate
PAM
ALL NATURAL
Cooking Spray
Original Canola
for Fat Free Cooking
ORIGINAL

Non-GAAP Reconciliation
(Dollars in millions) % Change
Priority Investment Brands Net Sales
$ 1,188 $ 1,170 2%
Peter Pan Net Sales
2 (28)
Priority Investment Brands Adjusted Net Sales $ 1,190 $ 1,142 4%
(Dollars in millions) % Change
Non-Priority Investment Brands Net Sales
$ 238 $ 235 1%
Refrigerated Pizza Business Net Sales —   (13)
Non-Priority Investment Brands Adjusted Net Sales $ 238 $ 222 7%
Consumer Foods Segment Adjusted Net Sales
Reconciliation for Regulation G Purposes
Q4 FY07 Q4 FY06
Q4 FY07 Q4 FY06